                                 LOOMIS SAYLES
                               MANAGED BOND FUND

                              SEMI-ANNUAL REPORT

                                MARCH 31, 2002



               One Financial Center, Boston, Massachusetts 02111
                               800 . 633 . 3330

FUND AND MANAGER REVIEW

LOOMIS SAYLES MANAGED BOND FUND
--------------------------------------------------------------------------------

PERFORMANCE
For the six-month period ended March 31, 2002, the Institutional Class of the Managed Bond Fund posted a total return of 5.68% (before deducting the maximum 2.50% front end sales charge) and 3.06% (after deducting the maximum 2.50% front end sales charge), compared to the -0.41% total return for the Fund's benchmark, the Lehman Brothers Government/Credit Bond Index. The Lipper Corporate Debt Funds BBB-Rated Average posted a total return of 0.24% for the same period.

PORTFOLIO REVIEW
Throughout the last six months investors shifted their sentiment from expecting further weakness to anticipating a sustainable recovery. The Federal Reserve Board helped promote this shift by cutting the federal funds rate three times in the fourth quarter of 2001. The Federal Reserve Board's actions caused the Treasury yield curve to steepen. Bonds with relatively short maturities performed well in the fourth quarter of 2001, and investors gained confidence that the business cycle was recovering in the United States and globally. Investment-grade corporate bonds responded favorably to the steeper Treasury yield curve with tighter spreads. (Spreads refer to the difference in yield between non-Treasury securities and comparable-maturity Treasury bonds. When spreads tighten, prices on non-Treasury bonds increase; when they widen, prices fall.) High-yield securities rebounded strongly from their lows of the third quarter of 2001.

We positioned the Fund to seek to take advantage of the recovering investment-grade and high-yield corporate bond markets. Spreads in these sectors widened after the terrorist attacks on September 11, 2001, as investors sought relative safety. This weakness led to what we believe to be good buying opportunities, and we took advantage of, in our view, attractive price levels in many sectors. Then, as investors returned to the corporate market, the Fund's performance benefited from tighter corporate yield spreads and a rebound in the high-yield sector.

As we anticipated, the issues that suffered the most after the terrorist attacks, such as those in the airline industry, performed the best when the market rebounded. The Fund also benefited from REIT (real estate investment trust) holdings, as the U.S. commercial real estate market remained strong. Several of the Fund's technology holdings also performed nicely during the period.

On the other hand, Kmart's bankruptcy filing took us by surprise and had a negative influence on Fund performance. We believed the company had enough liquidity to make it through the current business cycle. But in the wake of the Enron debacle, Kmart's suppliers and creditors were unwilling to give the company an extension in implementing its turnaround strategy.

OUTLOOK
We believe the Fund is positioned to take advantage of the ongoing rebound in the corporate bond market. We remain hopeful that our investments will continue to increase in value as investors move "out on the curve" and into longer-maturity securities.





                                    [Graphic]

                        Loomis Sayles Managed Bond Fund

                         AVERAGE ANNUAL RETURNS (%)-PERIOD ENDED MARCH 31, 2002

-------------------------------------------------------------------------------------
                                                                            SINCE
                                                6 MONTHS* 1 YEAR 3 YEARS INCEPTION(a)
-------------------------------------------------------------------------------------
LOOMIS SAYLES MANAGED BOND FUND(b)                3.06%   8.54%   2.97%     4.82%
Lipper Corporate Debt Funds BBB-Rated Index(c)    0.54%   3.65%   4.61%     4.13%
Lehman Brothers Government/Credit Bond Index(d)  -0.41%   4.64%   6.16%     4.93%

                                     CUMULATIVE PERFORMANCE--10/1/98 TO 3/31/02
                                    [CHART]

                                    Lehman Brothers        Lipper Corporate
              Loomis Sayles        Government/Credit        Debt Funds BBB-
           Managed Bond Fund(b)       Bond Index              Rated Index
          ---------------------    -----------------       -----------------
10/1/1998        $9,750                $10,000                 $10,000
10/31/1998        9,593                  9,929                   9,877
11/30/1998       10,220                  9,989                  10,059
12/31/1998       10,131                 10,013                  10,084
1/31/1999        10,429                 10,084                  10,172
2/28/1999        10,183                  9,844                   9,952
3/31/1999        10,530                  9,893                  10,063
4/30/1999        10,712                  9,918                  10,135
5/31/1999        10,424                  9,816                   9,998
6/30/1999        10,315                  9,785                   9,946
7/31/1999        10,260                  9,758                   9,896
8/31/1999        10,207                  9,750                   9,859
9/30/1999        10,194                  9,838                   9,944
10/31/1999       10,197                  9,863                   9,963
11/30/1999       10,252                  9,858                   9,987
12/31/1999       10,300                  9,798                   9,971
1/31/2000        10,224                  9,795                   9,942
2/29/2000        10,509                  9,918                  10,064
3/31/2000        10,671                 10,061                  10,157
4/30/2000        10,384                 10,012                  10,034
5/31/2000        10,327                 10,003                   9,957
6/30/2000        10,496                 10,207                  10,209
7/31/2000        10,394                 10,316                  10,253
8/31/2000        10,749                 10,461                  10,440
9/30/2000        10,720                 10,501                  10,470
10/31/2000       10,349                 10,566                  10,436
11/30/2000       10,102                 10,747                  10,533
12/31/2000       10,100                 10,959                  10,753
1/31/2001        10,616                 11,143                  11,013
2/28/2001        10,752                 11,258                  11,122
3/31/2001        10,593                 11,310                  11,115
4/30/2001        10,493                 11,225                  11,054
5/31/2001        11,017                 11,289                  11,154
6/30/2001        11,027                 11,344                  11,167
7/31/2001        11,410                 11,626                  11,420
8/31/2001        11,658                 11,776                  11,557
9/30/2001        11,161                 11,884                  11,459
10/31/2001       11,515                 12,186                  11,702
11/30/2001       11,739                 11,986                  11,625
12/31/2001       11,680                 11,891                  11,555
1/31/2002        11,642                 11,978                  11,618
2/28/2002        11,620                 12,080                  11,674
3/31/2002        11,794                 11,835                  11,521

Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund. High yield securities are subject to a higher degree of market and credit risk. In addition, the secondary market for these securities may lack liquidity which, in turn, may adversely affect the value of these securities and that of the Fund.

Note: Past performance is no guarantee of future performance. Total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a)Inception date of the Loomis Sayles Managed Bond Fund is October 1, 1998. Since Lipper Corporate Debt Funds BBB-Rated Index and Lehman Brothers Government/Credit Bond Index performance data is not available coincident with the Fund's inception date, comparative performance is presented from the month end closest to the Fund's inception date
  (September 30, 1998).
(b)Performance for the Fund includes the effect of the maximum 2.50% front end sales charges.
(c)The Lipper Corporate Debt Funds BBB-Rated Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the corporate debt funds BBB-rated investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. It is not possible to invest directly in an index. Source: Lipper Inc.
(d)Lehman Brothers Government/Credit Bond Index is an unmanaged index which is a composite of approximately 5,300 corporate and government issues with at least $100 million outstanding for government issues and $25 million for corporates, and greater than 1 year maturity. The index returns have not been lowered for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index.
* Not annualized

LOOMIS SAYLES MANAGED BOND FUND
PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 [UNAUDITED]

                                                                       Face
                                                                     Amount     Value +
------------------------------------------------------------------------------------------
BONDS AND NOTES - 94.3% OF NET ASSETS

NON-CONVERTIBLE BONDS--77.1%

AIRLINES--6.6%
 Delta Air Lines, Inc., 8.300%, 12/15/29                      USD   750,000 $   652,500
                                                                            -----------

AUTO & RELATED--7.2%
 Delphi Automotive Systems Corp., 7.125%, 5/01/29                   100,000      92,467
 TRW, Inc., 6.650%, 1/15/28                                         750,000     618,007
                                                                            -----------
                                                                                710,474
                                                                            -----------

CANADIAN--15.2%
 Canadian Government, Zero Coupon Bond, 6/01/25               CAD  5,900,00     885,592
 Province of Ontario, Zero Coupon Bond, 7/13/22                     750,000     125,541
 Province of Ontario, Zero Coupon Bond, 6/02/27                   3,900,000     486,766
                                                                            -----------
                                                                              1,497,899
                                                                            -----------

CONSUMER PRODUCTS--14.9%
 Bausch & Lomb, Inc., 7.125%, 8/01/28                         USD   750,000     601,313
 Pennzoil-Quaker State Co., 6.750%, 4/01/09                         375,000     370,639
 Pennzoil-Quaker State Co., 7.375%, 4/01/29                         500,000     491,669
                                                                            -----------
                                                                              1,463,621
                                                                            -----------

FOREST & PAPER PRODUCTS--2.0%
 Georgia-Pacific Group, 7.375%, 12/01/25                            250,000     199,943
                                                                            -----------

RAIL--TRANSPORT--1.0%
 Missouri Pacific Railroad Co., 4.750%, 1/01/20                      25,000      17,125
 Missouri Pacific Railroad Co., 5.000%, 1/01/45                     140,000      83,300
                                                                            -----------
                                                                                100,425
                                                                            -----------

REAL ESTATE INVESTMENT TRUSTS--14.3%
 First Industrial, 7.600%, 7/15/28                                  900,000     826,983
 Susa Partnership LP, 7.500%, 12/01/27                              600,000     582,192
                                                                            -----------
                                                                              1,409,175
                                                                            -----------

RETAIL--GENERAL--2.7%
 Dillon Read Structured Finance Corp., 7.430%, 8/15/18/\            125,000      66,250
 J.C. Penney Co., Inc., 6.875%, 10/15/15                            100,000      80,000
 Kmart Corp., 7.950%, 2/01/23/\                                     250,000     122,500
                                                                            -----------
                                                                                268,750
                                                                            -----------

SUPRANATIONAL--6.2%
 International Bank for Reconstruction & Development, Zero
  Coupon Bond, 8/20/07                                        NZD 2,000,000     603,592
                                                                            -----------

TELECOMMUNICATIONS--1.4%
 RCN Corp., 0.000%, 10/15/07 (step to 11.125% on 10/15/02)#   USD   290,000      59,450
 RCN Corp., 0.000%, 2/15/08 (step to 9.800% on 2/15/03)#            525,000      78,750
                                                                            -----------
                                                                                138,200
                                                                            -----------



                                    [Graphic]

                        Loomis Sayles Managed Bond Fund

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 [UNAUDITED]

                                                               Face
                                                             Amount     Value +
-------------------------------------------------------------------------------
BONDS AND NOTES - CONTINUED

TELECOMMUNICATIONS--WIRELESS--3.3%
 Nextel Communications, Inc., 0.000%, 10/31/07
  (step to 9.750% on 10/31/02)#                         USD 500,000 $   322,500
                                                                    -----------

U.S. GOVERNMENT--2.3%
 U.S. Treasury Bonds, 5.250%, 11/15/28                      250,000     224,765
                                                                    -----------
 TOTAL NON-CONVERTIBLE BONDS
  (Identified Cost $8,913,822)                                        7,591,844
                                                                    -----------

CONVERTIBLE BONDS--17.2%

AUTO & RELATED--4.6%
 MascoTech, Inc., 4.500%, 12/15/03                          500,000     447,500
                                                                    -----------

COMPUTER HARDWARE--5.2%
 Maxtor Corp., 5.750%, 3/01/12                              490,000     362,600
 Western Digital, Zero Coupon Bond, 2/18/18                 365,000     153,300
                                                                    -----------
                                                                        515,900
                                                                    -----------

ELECTRONIC MEASURING INSTRUMENTS--1.5%
 Thermo Instrument Systems, Inc., 4.500%, 10/15/03 144A     150,000     146,062
                                                                    -----------

OFFICE EQUIPMENT--2.9%
 Xerox Corp., 0.570%, 4/21/18                               500,000     280,000
                                                                    -----------

TOBACCO--3.0%
 Loews Corp., 3.125%, 9/15/07                               350,000     297,710
                                                                    -----------
 TOTAL CONVERTIBLE BONDS
  (Identified Cost $1,649,475)                                        1,687,172
                                                                    -----------
 TOTAL BONDS AND NOTES
  (Identified Cost $10,563,297)                                       9,279,016
                                                                    -----------
                                                             Shares
-------------------------------------------------------------------------------
COMMON STOCK - 0.1% OF NET ASSETS

SHIPPING--0.1%
 Seabulk International, Inc.*                                 1,104       6,072
                                                                    -----------
 TOTAL COMMON STOCK
  (Identified Cost $367,529)                                              6,072
                                                                    -----------
PREFERRED STOCKS - 4.6% OF NET ASSETS

NON-CONVERTIBLE PREFERRED STOCKS--2.0%

REAL ESTATE INVESTMENT TRUSTS--2.0%
 CarrAmerica Realty Corp. Series D, 8.450%                    5,000     121,000
 Developers Diversified Realty Corp. Class C, 8.375%          3,400      83,130
                                                                    -----------
                                                                        204,130
                                                                    -----------
 TOTAL NON-CONVERTIBLE PREFERRED STOCKS
  (Identified Cost $140,045)                                            204,130
                                                                    -----------

PORTFOLIO OF INVESTMENTS--AS OF MARCH 31, 2002 [UNAUDITED]

                                                        Shares         Value +
    -----------------------------------------------------------------------------
    PREFERRED STOCKS - CONTINUED
    CONVERTIBLE PREFERRED STOCKS - 2.6%

    REAL ESTATE INVESTMENT TRUSTS--2.6%
     Equity Residential Properties Trust, 7.250%        10,000    $    254,600
                                                                  ------------
     TOTAL CONVERTIBLE PREFERRED STOCKS
      (Identified Cost $235,600)                                       254,600
                                                                  ------------
     TOTAL PREFERRED STOCKS
      (Identified Cost $375,645)                                       458,730
                                                                  ------------
    WARRANTS - 0.0% OF NET ASSETS

    SHIPPING--0.0%
     Seabulk International, Inc., expiring 12/15/03*       815             306
                                                                  ------------
     TOTAL WARRANTS
      (Identified Cost $4,522)                                             306
                                                                  ------------
    TOTAL INVESTMENTS--99.0%
     (IDENTIFIED COST $11,310,993) @                                 9,744,124
     Cash and Other Assets, Less Liabilities--1.0%                      97,750
                                                                  ------------
    NET ASSETS--100%                                              $  9,841,874
                                                                  ============

+    See Note 1.
/\   Security in default.
# Step Bond: Coupon is zero or below market rate for an initial period and then increases at a specified date and rate.
144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
*    Non-income producing security
@ At March 31, 2002, the net unrealized depreciation on investments based on cost of $11,310,993 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $274,757 and $1,841,626, respectively, resulting in net unrealized depreciation of $1,566,869.

Key to Abbreviations:
CAD: Canadian Dollar
NZD: New Zealand Dollar
USD: United States Dollar

                See accompanying notes to financial statements.



                                    [Graphic]

                        Loomis Sayles Managed Bond Fund

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2002 [UNAUDITED]
--------------------------------------------------------------------------------


Assets
  Investments at value                                                          $ 9,744,124
  Cash                                                                               53,399
  Receivable for:
   Securities sold                                                                    2,050
   Dividends and interest                                                           133,919
  Due from the adviser                                                               16,230
                                                                                -----------
                                                                                  9,949,722
                                                                                -----------
Liabilities
  Payable for:
   Fund shares redeemed                                                              14,768
  Accrued expenses:
   Management fees                                                                    5,006
   Trustees' fees                                                                     1,037
   Administrative fees                                                                  960
   12b-1 fees payable                                                                 6,257
  Other                                                                              79,820
                                                                                -----------
                                                                                    107,848
                                                                                -----------
Net Assets                                                                      $ 9,841,874
                                                                                ===========
  Net Assets consist of:
   Capital paid in                                                              $12,524,299
   Undistributed net investment income                                               61,188
   Accumulated net realized gain (loss)                                          (1,176,744)
   Unrealized appreciation (depreciation) on investments and foreign currency    (1,566,869)
                                                                                -----------
Net Assets                                                                      $ 9,841,874
                                                                                ===========
  Shares of beneficial interest outstanding, no par value                         1,066,940
  Net asset value and redemption price                                          $      9.22
  Maximum offering price per share (Net asset value/97.50%)                     $      9.46
  Identified cost of investments                                                $11,310,993

                See accompanying notes to financial statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2002 [UNAUDITED]
--------------------------------------------------------------------------------

 Investment Income
  Dividends                                                         $  17,903
  Interest                                                            425,279
                                                                    ---------
                                                                      443,182
                                                                    ---------
  Expenses
    Management fees                                                    30,510
    12b-1 fees                                                         25,425
    Shareholder service fees                                           12,712
    Trustees' fees and expenses                                         2,717
    Administrative fees                                                 3,322
    Custodian and accounting fees                                      21,079
    Transfer agent fees                                                 2,635
    Audit and tax services                                             15,737
    Legal fees                                                         10,720
    Printing fees                                                      36,351
    Other expenses                                                      1,787
                                                                    ---------
    Total expenses                                                    162,995
    Less expenses waived and reimbursed by the investment adviser     (86,720)
                                                                    ---------
    Net expenses                                                       76,275
                                                                    ---------
  Net investment income                                               366,907
                                                                    ---------
 Net Realized Gain (Loss) on:
  Investments and foreign currency                                   (632,588)
                                                                    ---------
 Change in Unrealized Appreciation (Depreciation) on:
  Investments and foreign currency                                    841,183
                                                                    ---------
  Total net realized gain (loss) and change in unrealized
    appreciation (depreciation)                                       208,595
                                                                    ---------
 Net Increase (Decrease) in Net Assets from Operations              $ 575,502
                                                                    =========

                See accompanying notes to financial statements.



                                    [Graphic]

                        Loomis Sayles Managed Bond Fund

STATEMENTS OF CHANGES IN NET ASSETS


                                                       SIX MONTHS
                                                            ENDED    YEAR ENDED
                                                   MARCH 31, 2002 SEPTEMBER 30,
                                                      (UNAUDITED)          2001
-------------------------------------------------------------------------------
From Operations
 Net investment income                              $   366,907    $   983,497
 Net realized gain (loss) from investments and
   foreign currency                                    (632,588)      (546,836)
 Change in unrealized appreciation (depreciation)
   from investments and foreign currency                841,183       (148,916)
                                                    -----------    -----------
 Increase (decrease) in net assets from operations      575,502        287,745
                                                    -----------    -----------
From Distributions to Shareholders
 Net investment income                                 (376,784)    (1,009,344)
 Net realized gain on investments                             0        (67,016)
                                                    -----------    -----------
                                                       (376,784)    (1,076,360)
                                                    -----------    -----------
From Capital Share Transactions
 Proceeds from the sale of shares                        82,171        634,749
 Cost of shares redeemed                               (692,174)    (7,191,270)
                                                    -----------    -----------
 Increase (decrease) in net assets derived from
   capital share transactions                          (610,003)    (6,556,521)
                                                    -----------    -----------
 Total increase (decrease) in net assets               (411,285)    (7,345,136)
Net Assets
 Beginning of period                                 10,253,159     17,598,295
                                                    -----------    -----------
 End of period                                      $ 9,841,874    $10,253,159
                                                    ===========    ===========
Undistributed Net Investment Income
 End of the period                                  $    61,188    $    71,065
                                                    ===========    ===========
Number of Shares of the Fund:
 Issued from the sale of shares                           9,000         71,300
 Redeemed                                               (75,300)      (800,460)
                                                    -----------    -----------
 Net change                                             (66,300)      (729,160)
                                                    ===========    ===========

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS



                                             SIX MONTHS
                                               ENDED          YEAR ENDED      PERIOD ENDED
                                           MARCH 31, 2002    SEPTEMBER 30,    SEPTEMBER 30,
                                           -------------- ------------------  -------------
                                            (UNAUDITED)    2001       2000        1999*
-------------------------------------------------------------------------------------------
Net asset value, beginning of period          $  9.05     $  9.45    $  9.79     $  9.95
                                              -------     -------    -------     -------
INCOME FROM INVESTMENT OPERATIONS--
  Net investment income (loss)                   0.33(e)     0.71(e)    0.68        0.68
  Net realized and unrealized gain (loss)
   on investments                                0.18       (0.36)     (0.20)      (0.22)
                                              -------     -------    -------     -------
   Total from investment operations              0.51        0.35       0.48        0.46
                                              -------     -------    -------     -------
LESS DISTRIBUTIONS--
  Dividends from net investment income          (0.34)      (0.71)     (0.67)      (0.62)
  Distributions from net realized capital
   gains                                         0.00       (0.04)     (0.15)       0.00
                                              -------     -------    -------     -------
   Total distributions                          (0.34)      (0.75)     (0.82)      (0.62)
                                              -------     -------    -------     -------
Net asset value, end of period                $  9.22     $  9.05    $  9.45     $  9.79
                                              =======     =======    =======     =======
Total return (%)(a)(b)                            5.7         4.1        5.2         4.6
Net assets, end of period (000)               $ 9,842     $10,253    $17,598     $34,264
Ratio to average net assets:
  Net expenses (%)(c)(d)                         1.50        1.50       1.50        1.50
  Gross expenses (%)(d)                          3.21        3.20       2.65        2.03
  Net investment income (loss) (%)(d)            7.22        7.90       6.84        6.77
Portfolio turnover rate (%)                         3           1         52          34

* Commencement of fund operations on October 1, 1998 through September 30, 1999.
(a)Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b)Total returns do not include the effect of any front-end sales charges for the Fund.
(c)The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(d)Annualized for periods less than one year.
(e)Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



                                    [Graphic]

                        Loomis Sayles Managed Bond Fund

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2002 [UNAUDITED]

1. The Loomis Sayles Managed Bond Fund (the "Fund") is a series of Loomis Sayles Funds (the "Trust"), a diversified, open-end investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act"), and organized as a Massachusetts business trust on February 20, 1991. At March 31, 2002, the Trust was composed of seventeen Funds ("Funds"). The financial statements of the remaining sixteen Funds are presented separately. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser of the Fund. The Trust is authorized to issue an unlimited number of full and fractional shares of the beneficial interest in multiple series.

Purchases of the Fund's shares are subject to a maximum sales charge of 2.50%.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

A. SECURITY VALUATION| Long-term debt securities for which quotations are readily available are valued by a pricing service, as approved by the Board of Trustees, which generally uses the most recent bid prices in the principal market in which such securities are normally traded. Equity securities for which quotations are readily available are valued at their last sale price on the exchange or markets where primarily traded or, if there is no reported sale during the day, at the closing bid price. Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Other securities for which quotations are not readily available (including restricted securities, if any) are valued primarily using dealer supplied quotations or at their values as determined in good faith under the general supervision of the Board of Trustees.

B. REPURCHASE AGREEMENTS| The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price including accrued interest. These securities are marked-to-market daily. Loomis Sayles is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price including accrued interest. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters into insolvency proceedings, realization of the collateral by the Fund may be delayed or limited.

MARCH 31, 2002 [UNAUDITED]


C. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS| The books and records of the Fund are maintained in U.S. dollars. The value of the investments, currencies and other assets and liabilities denominated in currencies other than U.S. dollars is translated into U.S. dollars based upon foreign exchange rates prevailing at the end of each day. Purchases and sales of investments, income and expenses are translated at prevailing exchange rates on the respective dates of such transactions.

The results of operations resulting from changes in foreign exchange rates on investments are not isolated from fluctuations arising from changes in market prices of investments held. All such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments in securities at year-end, resulting from changes in exchange rates.

The Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

The Fund may purchase investments of foreign issuers. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign companies and foreign governments and their markets may be less liquid and the prices of such securities may be more volatile than those of securities of comparable U.S. companies and the U.S. government.

D. SECURITY TRANSACTIONS, RELATED INVESTMENT INCOME AND EXPENSES| Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Discounts on zero coupon bonds, original issue discount bonds, step bonds and payment in kind bonds are accreted according to the effective interest method. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.



                                    [Graphic]

                        Loomis Sayles Managed Bond Fund

MARCH 31, 2002 [UNAUDITED]


Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are apportioned to all funds within the Trust on the basis of relative net assets.

E. FEDERAL INCOME TAXES| The Fund is a separate entity for federal income tax purposes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its net investment income and any net realized capital gains. Accordingly, no provision for federal income tax or excise tax has been made.

The capital loss carryforwards are intended to be used offset future capital gains. At March 31, 2002, the Fund had an available capital loss carryforward amounting to $544,156, expiring in 2009.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS| The Fund declares and pays its net investment income to shareholders monthly. Distributions from net realized capital gains are declared and paid on an annual basis by the Fund. Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in reclassifications to the Fund's capital accounts to reflect income and gains available for distribution, are primarily due to differing book and tax treatments for capital loss carry forwards. Some of these classifications may include temporary book and tax basis differences that will reverse in subsequent periods. Distributions to shareholders are recorded on the ex-dividend date.

2. PURCHASES AND SALES OF INVESTMENTS| For the six months ended March 31, 2002, the cost of purchases and proceeds from sales and maturities of securities other than short-term and U.S. government securities, were $91,094 and $653,618, respectively. The cost of purchases of U.S. government securities, excluding short-term securities, was $245,859.

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES| For the six months ended March 31, 2002, the Fund incurred management fees payable to Loomis Sayles. The management agreement for the Fund in effect during the six months ended March 31, 2002 provided for fees at the annual percentage rate of 0.60% of the Fund's average daily net assets. Loomis Sayles has contractually agreed, until February 1, 2003, to reduce its advisory fees and/or bear other expenses, to the extent necessary to limit the total operating expenses of the Fund to 1.50% of the Fund's average daily net assets.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the trust. Loomis Sayles' general partner is indirectly owned by CDC IXIS Asset Management North America, L.P., whose general partner is indirectly owned by

MARCH 31, 2002 [UNAUDITED]

CDC IXIS Asset Management SA ("CDC IXIS"). CDC IXIS is part of the Caisse des Depots et Consignation Group.

The Fund has adopted a Shareholder Service and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Fund pays Loomis Sayles Distributors, L.P. (the "Distributor"), a subsidiary of Loomis Sayles, a monthly service fee at an annual rate of 0.25% of the Fund's average daily net assets and a monthly distribution fee at an annual rate of 0.50% of the Fund's average daily net assets.

Loomis Sayles charges the Fund an administrative fee related to Loomis Sayles' performance of certain administrative services. For the period ended March 31, 2002, the Fund incurred a fee of $2,176.

A. TRUSTEES FEES AND EXPENSES| The Trust does not pay any compensation directly to its officers or trustees who are directors, officers or employees of Loomis Sayles, CDC IXIS Asset Management North America or their affiliates. Each independent trustee is compensated by the Trust on behalf of each Fund at the rate of $1,250 per Fund per year, plus travel expenses for each meeting attended.

4. CREDIT RISK| The Fund may invest up to 35% of its assets in investments offering high current income, which generally will be in the lower rating categories of recognized rating agencies. These investments are regarded as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations and will generally involve more credit risk than investments in the higher rating categories. In addition, the trading market for high yield investments may be relatively less liquid than the market for higher-rated investments.

5. LINE OF CREDIT| The Trust has entered into an agreement which enables each Fund in the Trust to borrow under a $25 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to a participating Fund based on its borrowings at a rate per annum equal to the Federal funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by the Trust and apportioned among the Funds based on each Fund's average daily unused portion of the line of credit. During the six months ended March 31, 2002, the Fund had no borrowing under the agreement.

6. CHANGE IN ACCOUNTING PRINCIPLE| As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities. This change will have no impact on the net assets of the Fund. Prior to October 1, 2001, the Fund did not amortize premium on debt securities. The cumulative effect of this accounting change was immaterial to the financial statements.



                                    [Graphic]

                        Loomis Sayles Managed Bond Fund

                                      13